SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2014

          800 COMMERCE, INC

(Exact name of registrant as specified in its charter)

         FLORIDA

(State or Other Jurisdiction of Incorporation)

000-33053	27-2019626
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

      (561) 249-6511

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of August 5, 2014, the Company accepted the resignation of Mr. Scott Climes as Chief Executive Officer and as a director of 800 Commerce, Inc. (“the Company”). Mr. Clime’s resignation was not because of any disagreement with the Company relating to the Company’s operations, policies or practices.  The Company will conduct a search to identify a replacement for Mr. Climes. Our President and Chief Financial Officer, will continue to manage the operations of the Company until Mr. Clime’s replacement is appointed.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
5.1	Resignation of Scott Climes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 5, 2014	800 COMMERCE, INC.

	By:	/s/ B. Michael Friedman
B. Michael Friedman President